UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2008

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Transition Services Agreement.

On October 1, 2008, UGI Utilities, Inc. ("UGI Utilities"), a wholly owned subsidiary of UGI Corporation (the "Registrant"), entered into a Transition Services Agreement (the "Transition Agreement") with PPL Corporation defining the terms under which PPL Corporation will provide certain services to UGI Utilities or its designated affiliates over the course of a transition period following the October 1, 2008 acquisition by UGI Utilities of all of the issued and outstanding stock of PPL Gas Utilities Corporation (now, UGI Central Penn Gas, Inc. ("Central Penn")) and its wholly owned subsidiary, Penn Fuel Propane, LLC.

A copy of the Transition Agreement is filed as Exhibit 10.1 to UGI Utilities' Form 8-K filed on October 7, 2008 and is incorporated herein by reference. The summary of the terms of the Transition Agreement is qualified in its entirety by reference to the Transition Agreement.

Columbia Gas Transmission – FSS Service Agreement No. 49789

On November 20, 1995, Penn Fuel Gas, Inc. ("Penn Fuel Gas"), predecessor in interest to Central Penn, entered into a Service Agreement with Columbia Gas Transmission Corporation ("Columbia") under Columbia’s FERC Rate Schedule FSS. The Service Agreement became effective on April 1, 1997 and continues for a primary term until October 31, 2012, and from year to year thereafter unless terminated by either party upon two years' prior written notice. Central Penn holds a right of first refusal under FERC regulations for extension of the Service Agreement upon expiration of the current term.

The Service Agreement provides Central Penn with firm natural gas storage service. Under the terms of the Service Agreement, Central Penn can inject into storage up to 235 Dth of natural gas per day, store up to a maximum quantity of 43,156 Dth of natural gas in Columbia storage facilities and withdraw up to 471 Dth per day of natural gas. The storage service is used to meet the peak consumption needs of Central Penn’s retail customers during the winter season.

Central Penn pays maximum tariff rates for FSS service from Columbia, which includes reservation and commodity charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The Service Agreement is subject to the general terms and conditions of Columbia’s FERC Gas Tariff.

A copy of the Service Agreement is filed as Exhibit 10.2 to UGI Utilities' Form 8-K filed on October 7, 2008 and is incorporated herein by reference. The summary of the terms of the Service Agreement is qualified in its entirety by reference to the Service Agreement.

Columbia Gas Transmission – FSS Service Agreement No. 49791

On November 20, 1995, Penn Fuel Gas (now Central Penn) entered into a Service Agreement with Columbia under Columbia’s FERC Rate Schedule FSS. The Service Agreement became effective on April 1, 1998 and continues for a primary term until October 31, 2013, and from year to year thereafter unless terminated by either party upon two years' prior written notice. Central Penn holds a right of first refusal under FERC regulations for extension of the Service Agreement upon expiration of the current term.

The Service Agreement provides Central Penn with firm natural gas storage service. Under the terms of the Service Agreement, Central Penn can inject into storage up to 59 Dth of natural gas per day, store up to a maximum quantity of 12,644 Dth of natural gas in Columbia storage facilities and withdraw up to 138 Dth per day of natural gas. The storage service is used to meet the peak consumption needs of Central Penn’s retail customers during the winter season.

Central Penn pays maximum tariff rates for FSS service from Columbia, which includes reservation and commodity charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The Service Agreement is subject to the general terms and conditions of Columbia’s FERC Gas Tariff.

A copy of the Service Agreement is filed as Exhibit 10.3 to UGI Utilities' Form 8-K filed on October 7, 2008 and is incorporated herein by reference. The summary of the terms of the Service Agreement is qualified in its entirety by reference to the Service Agreement.

Columbia Gas Transmission – FSS Service Agreement No. 80935

On October 29, 2004, PPL Gas Utilities Corporation, predecessor in interest to Central Penn, entered into a Service Agreement with Columbia under Columbia’s FERC Rate Schedule FSS. The Service Agreement became effective on April 1, 2005 and continues for a primary term until March 31, 2014. Central Penn holds a right of first refusal under FERC regulations for extension of the Service Agreement upon expiration of the current term.

The Service Agreement provides Central Penn with firm natural gas storage service. Under the terms of the Service Agreement, Central Penn can inject into storage up to 5,358 Dth of natural gas per day, store up to a maximum quantity of 706,443 Dth of natural gas in Columbia storage facilities and withdraw up to 10,715 Dth per day of natural gas. The storage service is used to meet the peak consumption needs of Central Penn’s retail customers during the winter season.

Central Penn pays maximum tariff rates for SST service from Columbia, which includes reservation and commodity charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The Service Agreement is subject to the general terms and conditions of Columbia’s FERC Gas Tariff.

A copy of the Service Agreement is filed as Exhibit 10.4 to UGI Utilities' Form 8-K filed on October 7, 2008 and is incorporated herein by reference. The summary of the terms of the Service Agreement is qualified in its entirety by reference to the Service Agreement.

Columbia Gas Transmission – SST Service Agreement No. 49788

On November 20, 1995, Penn Fuel Gas (now Central Penn) entered into a Service Agreement with Columbia under Columbia’s FERC Rate Schedule SST. The Service Agreement is tied to Central Penn’s FSS Service Agreement No. 49789. The Service Agreement became effective on April 1, 1997 and continues for a primary term until October 31, 2012 and from year to year thereafter unless terminated by either party upon two years' prior written notice. Central Penn holds a right of first refusal under FERC regulations for extension of the Service Agreement upon expiration of the current term. The FSS and SST Service Agreements must be extended or renewed for like time periods.

The SST Service Agreement provides for the transportation of natural gas on the Columbia pipeline system, for injection or withdrawal into storage under Central Penn’s FSS Service Agreement. Under the SST Service Agreement, Central Penn can ship up to 235 Dth per day of natural gas on Columbia for injection into storage between the months of April and October, and can ship up to 471 Dth per day of natural gas storage withdrawals on Columbia for delivery to Central Penn between the months of November and March. The SST Service Agreement permits Central Penn to take deliveries of up to 471 Dth per day directly to the Central Penn distribution system without scheduling such deliveries with Columbia in advance. This "no-notice" capability of the SST Service Agreement provides balancing and swing flexibility to Central Penn’s distribution operations.

Central Penn pays maximum tariff rates for SST service from Columbia, which includes reservation and commodity charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The SST Service Agreement is subject to the general terms and conditions of Columbia’s FERC Gas Tariff.

A copy of the SST Service Agreement is filed as Exhibit 10.5 to UGI Utilities' Form 8-K filed on October 7, 2008 and is incorporated herein by reference. The summary of the terms of the SST Service Agreement is qualified in its entirety by reference to the SST Service Agreement.

Columbia Gas Transmission – SST Service Agreement No. 49790

On November 20, 1995, Penn Fuel Gas (now Central Penn) entered into a Service Agreement with Columbia under Columbia’s FERC Rate Schedule SST. The SST Service Agreement is tied to Central Penn’s FSS Service Agreement No. 49791. The Service Agreement became effective on April 1, 1998 and continues for a primary term until October 31, 2013 and from year to year thereafter unless terminated by either party upon two year’s prior written notice. Central Penn holds a right of first refusal under FERC regulations for extension of the Service Agreement upon expiration of the current term. The FSS and SST Service Agreements must be extended or renewed for like time periods.

The SST Service Agreement provides for the transportation of natural gas on the Columbia pipeline system, for injection or withdrawal into storage under Central Penn’s FSS Service Agreement. Under the SST Service Agreement, Central Penn can ship up to 59 Dth per day of natural gas on Columbia for injection into storage between the months of April and October, and can ship up to 138 Dth per day of natural gas storage withdrawals on Columbia for delivery to Central Penn between the months of November and March. The SST Service Agreement permits Central Penn to take deliveries of up to 138 Dth per day directly to the Central Penn distribution system without scheduling such deliveries with Columbia in advance. This "no-notice" capability of the SST Service Agreement provides balancing and swing flexibility to Central Penn’s distribution operations.

Central Penn pays maximum tariff rates for SST service from Columbia, which includes reservation and commodity charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The SST Service Agreement is subject to the general terms and conditions of Columbia’s FERC Gas Tariff.

A copy of the SST Service Agreement is filed as Exhibit 10.6 to UGI Utilities' Form 8-K filed on October 7, 2008 and is incorporated herein by reference. The summary of the terms of the SST Service Agreement is qualified in its entirety by reference to the SST Service Agreement.

Columbia Gas Transmission – SST Service Agreement No. 80934

On October 29, 2004, PPL Gas Utilities Corporation (now Central Penn) entered into a Service Agreement with Columbia under Columbia’s FERC Rate Schedule SST. The Service Agreement became effective on April 1, 2005 and continues for a primary term until March 31, 2014. The SST Service Agreement is tied to Central Penn’s FSS Service Agreement. Central Penn holds a right of first refusal under FERC regulations for extension of the Service Agreement upon expiration of the current term. The FSS and SST Service Agreements must be extended or renewed for like time periods.

The SST Service Agreement provides for the transportation of natural gas on the Columbia pipeline system, for injection or withdrawal into storage under Central Penn’s FSS Service Agreement. Under the SST Service Agreement, Central Penn can ship up to 5,358 Dth per day of natural gas on Columbia for injection into storage between the months of April and October, and can ship up to 10,715 Dth per day of natural gas storage withdrawals on Columbia for delivery to Central Penn between the months of November and March. The SST Service Agreement permits Central Penn to take deliveries of up to 10,715 Dth per day directly to the Central Penn distribution system without scheduling such deliveries with Columbia in advance. This "no-notice" capability of the SST Service Agreement provides balancing and swing flexibility to Central Penn’s distribution operations.

Central Penn pays maximum tariff rates for SST service from Columbia, which includes reservation and commodity charges, together with fuel retention and applicable surcharges. The rates for service are subject to change from time to time in accordance with FERC ratemaking procedures. The SST Service Agreement is subject to the general terms and conditions of Columbia’s FERC Gas Tariff.

A copy of the SST Service Agreement is filed as Exhibit 10.7 to UGI Utilities' Form 8-K filed on October 7, 2008 and is incorporated herein by reference. The summary of the terms of the SST Service Agreement is qualified in its entirety by reference to the SST Service Agreement.

Item 8.01 Other Events.

On October 1, 2008, UGI Utilities completed the acquisition of all of the issued and outstanding stock of PPL Gas Utilities Corporation, the natural gas utility of PPL Corporation and its wholly owned subsidiary, Penn Fuel Propane, LLC ("Penn Fuel Propane"), for approximately $303 million, including working capital of approximately $35.4 million (the "Acquisition"). The Acquisition was first announced by the Registrant on March 6, 2008.

The purchase price for the acquisition was funded by (i) a cash contribution from the Registrant in the amount of $120 million, (ii) approximately $75 million in borrowings under UGI Utilities' revolving credit agreement, and (iii) proceeds from the issuance of $108 million principal amount of 6.375% Senior Notes due 2013 ("2013 Notes"). The 2013 Notes were issued on October 1, 2008 under an indenture dated as of August 1, 1993 between UGI Utilities and U.S. Bank National Association, successor trustee to Wachovia Bank, National Association, as trustee, and a supplemental indenture dated as of October 1, 2008, between UGI Utilities and U.S. Bank National Association, as trustee.

Immediately following the closing of the Acquisition, Penn Fuel Propane sold its retail propane distribution assets to an affiliate, AmeriGas Propane, L.P., the operating partnership of AmeriGas Partners, L.P., for approximately $33.6 million, including working capital of approximately $1.6 million.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

October 7, 2008	By:	Robert W. Krick

Name: Robert W. Krick
Title: Vice President and Treasurer